March 2, 1999


                    LEXINGTON RAMIREZ GLOBAL INCOME FUND

                               SUPPLEMENT TO
            PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED MAY 1, 1998



Effective, May 1, 1999, MFR Advisors Inc. will no longer serve as sub-investment adviser to the Lexington Ramirez Global Income Fund. The Fund will continue to be managed by Lexington Management Corporation, its investment adviser. Concurrent with this change, the name of the Fund will be changed to Lexington Global Income Fund. Denis P. Jamison of Lexington Management Corporation will continue in his present capacity as Portfolio Manager of the Fund.